INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED
EXHIBIT 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED
RETAILER PROGRAM AGREEMENT
(Haverty Furniture Companies)
THIS SECOND AMENDMENT TO AMENDED AND RESTATED RETAILER PROGRAM AGREEMENT (this “Amendment” or “Second Amendment”) is entered into as of March 31, 2023, and effective as of February 1, 2023, by and between Synchrony Bank (“Bank”), and Haverty Furniture Companies, Inc. (“Retailer”). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Bank and Retailer are parties to that certain Amended and Restated Retailer Program Agreement made as of November 5, 2013, as amended by the First Amendment to Amended and Restated Retailer Program Agreement entered into as of June 27, 2018 (the “Agreement”).

WHEREAS, Bank and Retailer desire to amend the Agreement to extend the Term of the Agreement and to address certain other issues set forth below, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.     AMENDMENTS TO THE AGREEMENT
1.1    Amendment to Section 6(e). Section 6(e) is deleted in its entirety and replaced with the following:
“(e)    Without limiting Bank’s right to adjust Retailer Fee Percentages (as defined in Section 6(h)) as set forth in Section 6(f), [***], and as of the end of each calendar quarter thereafter, Bank may adjust the Retailer Fee Percentage for each credit-based promotion then offered to Cardholders by Bank based on movements in the Cost of Funds Index. As of the end of each calendar quarter, the Retailer Fee Percentages set forth on Schedule 6(a) shall be adjusted as follows: (x) any prior adjustment to such Retailer Fee Percentages pursuant to this Section 6(e) shall be eliminated, and (y) with respect to each such Retailer Fee Percentage, Bank shall adjust (either up or down) such Retailer Fee Percentage by:
(i)    in the case of a Retailer Fee Percentage applicable to a “with pay” credit based promotion of less than twelve (12) months in duration, [***];
(ii)    in the case of a Retailer Fee Percentage applicable to a “with pay” credit based promotion of twelve (12) months or more in duration, [***];
(iii)    in the case of a Retailer Fee Percentage applicable to an “equal pay” credit based promotion of less than thirty-six (36) months in duration, [***]
(iv)    in the case of a Retailer Fee Percentage applicable to an “equal pay” credit based promotion of thirty-six (36) months or more in duration, [***]
(v)    in the case of a Retailer Fee Percentage applicable to a “fixed pay” credit based promotion, [***].
An examples of the calculation for the 12-month, “with pay” credit based promotion is set forth on Schedule 6(e).

Each adjustment to the Retailer Fee Percentages pursuant to this Section 6(e) shall be applied prospectively only. For purposes of effecting the above calculation, Bank shall establish the Cost of Funds Index for any quarter (the “COF Quarter”) as of the last business day of the calendar quarter immediately preceding the COF Quarter and shall apply the revised Retailer Fee Percentages resulting from such calculation as of the first day of the second month in the COF Quarter. If the cost of funds adjustment calculation set forth in this Section 6(e) results in a Retailer Fee Percentage that is less than zero, such Retailer Fee Percentage shall, irrespective of such calculation, be deemed to equal zero and Bank shall have no obligation to rebate any amounts to Retailer in connection with the applicable credit-based promotion related to such Retailer Fee Percentage. For the avoidance of doubt, (i) the adjustment (either up or down) to any Retailer Fee Percentage pursuant to this Section 6(e) will be in addition to any other prior adjustments (either up or down) made to any Retailer Fee Percentage pursuant to any provision of Section 6, other than any price adjustments made pursuant to this Section 6(e), and (ii) no adjustment pursuant to this Section shall eliminate any prior adjustments (either up or down) made to any Retailer Fee Percentage pursuant to any provision of Section 6, other than any price adjustments made pursuant to this Section 6(e). [***].

If at any time the [***], Retailer shall have the right to notify Bank that Retailer wishes to [***].”

1.2    Amendment to Section 6(g). Section 6(g) is deleted in its entirety and marked as “Intentionally Omitted.”
1.3    Amendment to Section 6(h). Section 6(h) is deleted in its entirety and replaced with the following:
(d) For the purposes of this Agreement, the following terms have the following meanings: “Base Cost of Funds Index” means [***]; “Net Program Sales” means, for any given period, the aggregate amount of sales to Cardholders resulting in charges to Account during such period less aggregate credits to Accounts during such period, in each case reflected in Charge Transaction Data; “Retailer Fee” means (A) in the case of the fee applicable to each purchase pursuant to a credit-based promotion, the product of (i) the applicable promotional Retailer Fee Percentage, multiplied by (ii) the amount of the charge subject to the promotion; and (B) in the case of the fee applicable to each purchase not subject to a credit-based promotion, the product of (i) the applicable non-promotional Retailer Fee Percentage, multiplied by (ii) the amount of all such charges, less the amount of all credits pertaining to non-promotional charges. “Retailer Fee Percentage” means the percentage set by Bank used in calculating the Retailer Fee payable in connection with each submission by Retailer to Bank of Charge Transaction Data pertaining to a promotional or non-promotional purchase. “Cost of Funds Index” means, for any date, the rate for U.S. Treasury Securities at 1-Year Constant Maturity (“1-Year Treasuries”) that is in effect as of the date, as published by the Board of Governors of the Federal Reserve System (US) at: https://www.federalreserve.gov/releases/h15/ (or if the Board of Governors of the Federal Reserve System (US) ceases to publish the rates on its website in a reliable manner, at another website or publication as Bank may reasonably designate). [***].
1.4    Addition of New Section 6(j). Section 6(j) is deleted in its entirety and replaced with the following:

“(j)     Marketing Fund. [***], Bank will allocate to a fund held on the books of Bank (the “Marketing Fund”) at the beginning of each calendar year, an amount equal to [***]. For clarity, for calendar year 2023 the total amount allocated to the Marketing Fund [***]. The Marketing Fund will be used to pay for mutually agreed upon, out of pocket, marketing expenses. Except for the right to require Bank to make payments from such fund, Retailer will have no right, title or interest in or to the Marketing Fund or in or to any amounts which have been allocated thereto. Bank will reimburse Retailer for mutually agreed upon, out of pocket, marketing expenses from the Marketing Fund within 30 days after Retailer submits an invoice to Bank that meets Bank’s reasonable requirements. Any amounts previously allocated to the Marketing Fund but not used by Bank as of the earlier of [***].”

1.5    Addition of New Section 6(l). The following new Section 6(l) is hereby added to the Agreement:

“(l)     Extension Incentive. As an incentive for Retailer to enter into the Second Amendment, Bank will pay to Retailer, the amount of [***] within 30 days after each party executes the Second Amendment (the “Second Amendment Extension Incentive”).”

1.6    Amendment to Section 17(a). Section 17(a) is hereby deleted and replaced with the following:
“(a)    This Agreement will continue from the Effective Date hereof through February 28, 2031, and may be extended by the mutual written agreement of the parties (such period, and any extensions thereof, the “Term”).”
1.7    Amendment to Section 17(b)(vii). Section 17(b)(vii) is hereby amended by updating the [***].”

1.8    Amendment to Section 17(c). Section 17(c) is hereby amended by adding the following to the end of the Section:
“Retailer will pay Bank an amount equal to [***].”

1.9    Amendment to Section 21(f). Bank’s notice address in Section 21(f) is hereby deleted and replaced with the following: Attention General Counsel, Synchrony Bank, 777 Long Ridge Road, Stanford, CT 06901.

1.10    Amendment to Schedule 6(a). Schedule 6(a) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 6(a) attached hereto as Attachment I.

1.11    Amendment to Schedule 6(e). Schedule 6(e) to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 6(e) attached hereto as Attachment II.

II. GENERAL
    2.1    Authority for Amendment. Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.
    2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
    2.3    Binding Effect; Severability. Each reference herein to a party hereto will be deemed to include its successors and assigns, all of whom will be bound by this Amendment and in whose favor the provisions of this Amendment will inure. In case any one or more of the provisions contained in this Amendment will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
    2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
    2.5    Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws.
    2.6    Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

SYNCHRONY BANK By: /s/ Anthony S. Foster Name: Anthony S. Foster Its: Senior Vice President	HAVERTY FURNITURE COMPANIES, INC. By: /s/ Richard B. Hare Name: Richard Hare Its: Executive VP & CFO

Attachment I

Schedule 6(a)
To Retailer Program Agreement
(Haverty Furniture Companies)

Approved Credit-Based Promotions

A.    Non-Promotional Credit Offer:

Retailer Fee Percentage: [***]%

B.    Credit-Based Promotions:

    Standard Retailer Fee Percentages at [***]

Promotional Term	Retailer Fee Percentage
	With Pay/Deferred Interest	Equal Pay/No Interest
6 Month	[***]	[***]
12 Month	[***]	[***]
18 Month	[***]	[***]
24 Month	[***]	[***]
36 Month	[***]	[***]
48 Month	[***]	[***]
60 Month	[***]	[***]

The Retailer Fee Percentages set forth above are subject to revision as set forth in in Section 6(e) and 6(f).

Attachment II

Schedule 6(e)
To Retailer Program Agreement
(Haverty Furniture Companies)

Hypothetical: 12 Month With Pay Deferred Interest Promotion

Cost of Funds Index    Promotional Rate
February 1, 2023 (Cost of Funds Index)            [***]            [***]
As of December 31, 2024                [***]            [***]
As of December 31, 2025                [***]            [***]